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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 5.    Other Events

        On June 5, 2003, McDonald's Corporation issued a press release calling for the redemption of all of its 7 3/8% debentures due July 15, 2033 on July 15, 2003. The text of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.    Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12)

        On June 6, 2003, McDonald's Corporation issued a press release reporting May 2003 sales and providing 2003 second quarter update. The text of the press release is filed as Exhibit 99.2 and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION (Registrant)
Date: June 9, 2003	By:	/s/ GLORIA SANTONA Gloria Santona Corporate Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.
99.1	News Release of McDonald's Corporation issued June 5, 2003: McDonald's Corporation to Redeem Notes
99.2	News Release of McDonald's Corporation issued June 6, 2003: McDonald's Reports May 2003 Sales and Provides Second Quarter Update

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  Item 5. Other Events
  Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12)
SIGNATURE
Exhibit Index